UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2015, John C. Malone, Chairman of the Board of Directors (the “Board”) of Liberty TripAdvisor Holdings, Inc. (the “Company”), provided the Board with notice of his resignation from the Board, effective June 8, 2015. As a result of Mr. Malone’s resignation from the Board, the Board has appointed Gregory B. Maffei, Chief Executive Officer and a director of the Company, as Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President